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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 8, 2005

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                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)

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         Cayman Islands          1-10809            98-0191089
(State or other jurisdiction   (Commission        (I.R.S. Employer
        of incorporation)      File Number)     Identification No.)


              XL House, One Bermudiana Road, Hamilton, Bermuda HM11
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (441) 292 8515

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting  material  pursuant  to  Rule  14a-12  under the Exchange Act
     (17 CFR 240.14a-12)
[  ] Pre-commencement  communications  pursuant  to  Rule  14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.      Other Events.

     On December 8, 2005, XL Capital Ltd issued the press release attached as
Exhibit 99.1 and incorporated by reference herein.


Item 9.01.      Financial Statements and Exhibits.

     (c)     Exhibits.  The following exhibits are filed herewith:

Exhibit No.     Description
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    99.1 Press Release ("XL CAPITAL LTD ANNOUNCES THAT UNDERWRITERS EXERCISED THEIR OPTION TO PURCHASE ADDITIONAL ORDINARY SHARES") dated December 8, 2005.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     December 9, 2005

                                      XL CAPITAL LTD
                                       (Registrant)



                                      By:  /s/ Fiona Luck
                                           -------------------------------------
                                           Name:  Fiona Luck
                                           Title: Executive Vice President,
                                                  Global Head of Corporate
                                                  Services & Assistant Secretary